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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED APRIL 13, 2009
                                       TO
             PROSPECTUSES DATED SEPTEMBER 19, 2008 (AS SUPPLEMENTED)
                                       AND
         PROSPECTUS DATED DECEMBER 1, 2008 AS REVISED FEBRUARY 23, 2009

This supplement describes changes to the optional rider described below that will be effective for Pioneer PRISM, Pioneer PRISM L and Pioneer PRISM XC variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after May 4, 2009.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THIS OPTIONAL RIDER, APPLICATIONS AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON MAY 1, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (866) 547-3793 to request a free copy.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE LIFETIME WITHDRAWAL GUARANTEE II
RIDER

If you elect the Lifetime Withdrawal Guarantee II rider, you must comply with certain investment allocation restrictions as described in the prospectus. For contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after May 4, 2009, the following changes will apply to the "Investment Allocation Restrictions for Certain Riders" section of the prospectus:

     1. Pioneer Ibbotson Growth Allocation VCT Portfolio is no longer available under option A.

     2.   If you choose option B, you must allocate:

          . at least 30% of purchase payments or account value to Platform 1 portfolios and/or to the fixed account;

          . up to 70% of purchase payments or account value to Platform 2 portfolios;

          . up to 15% of purchase payments or account value to Platform 3 portfolios; and

          . up to 15% of purchase payments or account value to Platform 4 portfolios.

If you are applying for the Lifetime Withdrawal Guarantee II rider prior to May 4, 2009, and you anticipate that we will not receive your application and necessary paperwork until on or after May 4, 2009, please be sure your investment option allocations follow the investment allocation restrictions described in your prospectus including the above noted changes. Applications that we receive on and after May 4, 2009 that do not reflect these changes to our investment allocation restrictions for the Lifetime Withdrawal Guarantee II rider will delay the processing of your application to purchase the contract.

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     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (866) 547-3793
Irvine, CA 92614

                                                               SUPP-NY.PRISM0409

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